Fixed Assets, Net and Advances for Vessels Under Construction and Vessel Acquisition - Remaining contractual commitments (Details) $ in Thousands	Jun. 30, 2026 USD ($)
Fixed Assets, Net and Advances for Vessels Under Construction and Vessel Acquisition
June 30, 2027	$ 805,115
June 30, 2028	646,865
June 30, 2029	355,171
Total contractual commitments	$ 1,807,151